Exhibit 99.1 4TH QUARTER 2025

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11 Q4 and Full Year 2025

12 4th Quarter Highlights (1) Consolidated Adjusted EBITDA is equal to SaaS Adjusted EBITDA and Marketing Services Adjusted EBITDA. See the Appendix for a reconciliation to Net income (loss). (2) Equal to adjusted EBITDA divided by revenue. 4th Quarter $ in thousands 2025 2024 YoY% SaaS Revenue $118,990 $104,305 14.1% Adjusted EBITDA(1) 20,043 17,276 Adjusted EBITDA Margin(2) 16.8% 16.6% Marketing Services Revenue $72,629 $82,291 (11.7)% Adjusted EBITDA(1) 18,837 12,104 Adjusted EBITDA Margin(2) 25.9% 14.7% Consolidated Revenue $191,619 $186,596 2.7% Net (Loss) Income (9,660) 7,883 Net (Loss) Income Margin (5.0)% 4.2% Adjusted EBITDA(1) 38,880 29,380 Adjusted EBITDA Margin(2) 20.3% 15.7%

13 FINANCIAL REVIEW Q4 SaaS Highlights +14% YoY +56% YoY $373 +15% YoY Revenue Marketing Center Revenue ARPU Quality Customer Count(2) 70% +18% YoY Adjusted Gross Margin(1) Results are inclusive of the Keap acquisition made on October 31, 2024, with the exception of Quality Customer metrics and Marketing Center. (1) See Appendix for a reconciliation of Gross Margin to Adjusted Gross Margin. (2) Defined as clients with greater than $400 monthly recurring revenue. Quality Customer % of Revenue 69% +900 bps b YoY

14 Q4 SaaS Highlights F I N A N C I A L R E V I E W ($ in millions) Results are inclusive of the Keap acquisition made on October 31, 2024. ($ in millions)

15 Results are inclusive of the Keap acquisition made on October 31, 2024. The SaaS percentage of revenue may fluctuate due to the timing of revenue recognized from Marketing Services print publications, which are recognized upfront for the full contract term in accordance with ASC 606. However, SaaS continues to account for the clear majority of total revenue and is expected to remain the dominant source going forward.

16 Strategic Shift to the AI-Enabled Unified Growth Platform Existing SaaS Portfolio Revenue2 Thryv Platform Revenue1 (1) Thryv’s "Market, Sell and Grow" (MSG) platform represents more than two thirds of billings in 4Q '25. MSG includes Marketing Center, Keap and additional marketing value-added services. (2) Our Existing SaaS Portfolio, primarily consisting of Business Center, Workforce Center, and payments as well as other support solutions, continues to generate stable recurring revenue, while the Thryv Platform represents our AI-enabled unified growth engine moving forward. SaaS Revenue results for the quarter ended December 31, 2025.

17 (1) (1) Denotes customers with paid products. Excludes clients from the Keap acquisition made on October 31, 2024. Includes upgrades to the SaaS platform initiated by Thryv for selected Marketing Services customers at no additional base cost to the converted customers.

18 The compelling underlying trend of Thryv’s subscriber expansion: Thryv's highest-value clients — those spending more than $400/month are growing. Total SaaS subscriber results are inclusive of the Keap acquisition made on October 31, 2024. In Q4 2024, Keap accounted for 15 thousand of the subscriber additions for the quarter. (1) Quality client counts, defined as customers with $400 or more monthly spend, exclude customers resulting from the Keap acquisition.

19 Total SaaS and Local Sales Generated inclusive of results from the Keap acquisition. (1) Thryv Initiated Upgrades refers to upgrades to the SaaS platform initiated by Thryv for selected Marketing Services products at no additional base cost to the converted customers. 1

20 Q4-25 Q4-24 Marketing Services Billings (millions)(1)(3) $60.9 $91.7 YoY % (34)% (40)% Total Company Billings F I N A N C I A L R E V I E W Q4-25 Q4-24 SaaS Billings (millions)(1)(2) $117.3 $105.0 YoY % 12% 43% Q4-25 Q4-24 Total Company Billings (millions)(1)(2) $178.2 $196.7 YoY % (9)% (13)% (1) Billings differ from revenue due to timing of revenue recognition and accounting adjustments. See Footnote 2 in our Annual Report on Form 10-K for the year ended December 31, 2025 for additional information. (2) SaaS and Total Company Billings include the effects of the Keap acquisition made on October 31, 2024. (3) Marketing Services Billings excludes Vivial Holdings run-off products. Figures may not foot due to rounding Q4-25 SaaS growth reflects Keap's inclusion in the PY comparable period

21 Q1 and FY 2026 Outlook (in millions, USD) Q1 2026 Q2 2026 Q3 2026 Q4 2026 FY 2026 MARKETING SERVICES REVENUE $47.0 to $48.0 $30.0 to $33.0 $32.0 to $35.0 $41.0 to $44.0 $150.0 to $160.0 Adjusted EBITDA $10.0 to $11.0 $30.0 to $35.0 (in millions, USD) Q1 2026 Q2 2026 Q3 2026 Q4 2026 FY 2026 SAAS REVENUE $114.0 to $115.0 $461.0 to $471.0 Adjusted EBITDA $12.0 to $13.0 $70.0 to $75.0 (in millions, USD) Q1 2026 Q2 2026 Q3 2026 Q4 2026 FY 2026 TOTAL COMPANY REVENUE $161.0 to $163.0 $611.0 to $631.0 Adjusted EBITDA $22.0 to $24.0 $100.0 to $110.0

23 APPENDIX Non-GAAP Financial Reconciliation *Figures may not foot due to rounding. (in thousands) Q1-24 Q2-24 Q3-24 Q4-24 FY24 Q1-25 Q2-25 Q3-25 Q4-25 FY25 Net income (loss) $ 8,424 $ 5,548 $ (96,071) $ 7,883 $ (74,216) $ (9,618) $ 13,931 $ 5,654 $ (9,660) $ 307 Interest expense 13,359 12,175 11,514 9,723 46,771 9,073 8,952 8,585 8,148 34,758 Depreciation and amortization expense 14,553 14,072 12,519 11,645 52,789 11,516 10,191 9,615 8,137 39,459 Stock-based compensation expense 5,289 6,353 6,011 6,465 24,118 7,737 6,008 5,807 5,698 25,250 Restructuring and integration expenses 5,265 7,553 4,861 15,018 32,697 4,682 5,493 5,371 12,634 28,180 Income tax expense (benefit) 5,397 6,618 (5,375) 1,578 8,218 (2,865) 8,436 5,817 5,348 16,736 Transaction costs — — 1,706 3,439 5,145 — — — — — Net periodic pension cost (benefit) 1,581 1,581 1,581 (29,549) (24,806) 768 778 665 6,606 8,817 Loss on early extinguishment of debt — 6,638 — — 6,638 — — — — — Impairment charges — — 83,094 — 83,094 — — — — — Other 246 (1,224) (217) 3,178 1,983 (392) (2,557) (681) 1,969 (1,661) Adjusted EBITDA $ 54,114 $ 59,314 $ 19,623 $ 29,380 $ 162,431 $ 20,901 $ 51,232 $ 40,833 $ 38,880 $ 151,846

24 Reconciliation of Adjusted Gross Profit to Gross Profit APPENDIX Three Months Ended December 31, 2025 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 81,736 $ 48,601 $ 130,337 Plus: Depreciation and amortization expense 1,949 1,183 3,132 Stock-based compensation expense 90 47 137 Adjusted Gross Profit $ 83,775 $ 49,831 $ 133,606 Gross Margin 68.7% 66.9% 68.0 % Adjusted Gross Margin 70.4% 68.6% 69.7 % Three Months Ended December 31, 2024 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 76,231 $ 46,796 $ 123,027 Plus: Depreciation and amortization expense 2,830 1,837 4,667 Stock-based compensation expense 108 47 155 Adjusted Gross Profit $ 79,169 $ 48,680 $ 127,849 Gross Margin 73.1% 56.9% 65.9 % Adjusted Gross Margin 75.9% 59.2% 68.5 % Non-GAAP Financial Reconciliation

25 Reconciliation of Adjusted Gross Profit to Gross Profit APPENDIX Non-GAAP Financial Reconciliation Year Ended December 31, 2025 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 325,824 $ 206,886 $ 532,710 Plus: Depreciation and amortization expense 8,785 6,133 14,918 Stock-based compensation expense 352 251 603 Adjusted Gross Profit $ 334,961 $ 213,270 $ 548,231 Gross Margin 70.7% 63.9% 67.9 % Adjusted Gross Margin 72.7% 65.8% 69.8 % Year Ended December 31, 2024 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 238,222 $ 299,015 $ 537,237 Plus: Depreciation and amortization expense 8,600 12,406 21,006 Stock-based compensation expense 336 327 663 Adjusted Gross Profit $ 247,158 $ 311,748 $ 558,906 Gross Margin 69.4% 62.2% 65.2 % Adjusted Gross Margin 72.0% 64.9% 67.8%

26 APPENDIX Supplemental Financial Information The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin for our (i) Marketing Services business and (ii) SaaS business. SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. The supplement financial information also provides Free cash flow, which is a non- GAAP financial measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the reconciliation of these non-GAAP financial measures to the corresponding GAAP financial measures presented in the supplemental financial information or under the heading Non-GAAP Financial Reconciliation. We believe that these non-GAAP financial measures provide useful information about our global SaaS and Marketing Services financial performance, enhance the overall understanding of our global SaaS and Marketing Services past financial performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods. Three Months Ended December 31, 2025 (in thousands) SaaS Marketing Services Total Revenue $ 118,990 $ 72,629 $ 191,619 Adjusted EBITDA 20,043 18,837 38,880 Adjusted EBITDA Margin 16.8% 25.9% 20.3 % Three Months Ended December 31, (in thousands) 2025 2024 Net cash provided by operating activities $ 22,207 $ 26,143 Additions to fixed assets and capitalized software (9,899) (8,807) Free cash flow $ 12,308 $ 17,336 Three Months Ended December 31, 2024 (in thousands) SaaS Marketing Services Total Revenue $ 104,305 $ 82,291 $ 186,596 Adjusted EBITDA 17,276 12,104 29,380 Adjusted EBITDA Margin 16.6% 14.7% 15.7%

27 APPENDIX Years Ended December 31, (in thousands) 2025 2024 Net cash provided by operating activities $ 63,528 $ 89,783 Additions to fixed assets and capitalized software (32,390) (33,537) Free cash flow $ 31,138 $ 56,246 Supplemental Financial Information Year Ended December 31, 2025 (in thousands) SaaS Marketing Services Total Revenue $ 461,027 $ 323,988 $ 785,015 Adjusted EBITDA 73,842 78,004 151,846 Adjusted EBITDA Margin 16.0% 24.1% 19.3 % Year Ended December 31, 2024 (in thousands) SaaS Marketing Services Total Revenue $ 343,476 $ 480,680 $ 824,156 Adjusted EBITDA 41,190 121,241 162,431 Adjusted EBITDA Margin 12.0% 25.2% 19.7 % The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin for our (i) Marketing Services business and (ii) SaaS business. SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. The supplement financial information also provides Free cash flow, which is a non- GAAP financial measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the reconciliation of these non-GAAP financial measures to the corresponding GAAP financial measures presented in the supplemental financial information or under the heading Non-GAAP Financial Reconciliation. We believe that these non-GAAP financial measures provide useful information about our global SaaS and Marketing Services financial performance, enhance the overall understanding of our global SaaS and Marketing Services past financial performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods.

28 1Unbilled receivables represent print revenue earned but not yet invoiced and are expected to result in future cash collections as clients are billed under contract terms. Per ASC 606 accounting policy, print revenue is recognized upfront at the time of delivery.

29 APPENDIX Definitions Definitions of key terms used in this presentation are as follows: • Adjusted EBITDA1: Defined as Net income (loss) plus Interest expense, Income tax expense (benefit), Depreciation and amortization expense, Restructuring and integration expenses, Loss on early extinguishment of debt, Transaction costs, Stock-based compensation expense, Impairment charges, and other non-operating expenses, such as Net periodic pension cost (benefit), and certain unusual and non-recurring charges that might have been incurred. • Adjusted Gross Profit and Adjusted Gross Profit Margin1: Defined as Gross profit and Gross margin, respectively, adjusted to exclude the impact of depreciation and amortization expense and stock-based compensation expense. • Average Revenue per Unit ("ARPU"): Defined as total client billings for a particular month divided by the number of clients that have one or more revenue-generating solutions in that same month • Seasoned Net Revenue Retention ("Seasoned NRR"): Seasoned NRR is calculated by dividing the revenue of all clients that have had one or more SaaS offerings for at least two years as of the last month of the year or quarter, as applicable, by the same clients' revenue one year ago. Seasoned NRR excludes clients acquired in the Keap Acquisition. 1Results included in this presentation include Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Gross Profit, which are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables in the Appendix for a reconciliation of Adjusted EBITDA to Net income (loss) and Adjusted Gross Profit to Gross profit. Both Net income (loss) and Gross profit are the most comparable GAAP financial measure to Adjusted EBITDA and Adjusted Gross Profit, respectively. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.